UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  May 24, 2005
                        ---------------------------------
                        (Date of earliest event reported)

                           Local Telecom Systems, Inc.
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             (Exact name of registrant as specified in its charter)

             Nevada                                             000-08012
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        (State or other                                 (Commission File Number)
jurisdiction of incorporation)

                                   75-1310613
                        ---------------------------------
                        (IRS Employer Identification No.)

                    7738 Forest Lane #102, Dallas, TX (75230)
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                    (Address of principal executive offices)

                                 (972) 386-7700
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            FORM 8-K/A Current Report

                           Local Telecom Systems, Inc.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

      (a) Financial statements of the businesses acquired. The audited financial statements of MBI Mortgage Services, Ltd. as of December 31, 2004 are hereby filed as Exhibit 1 to this amendment to the Form 8-K current report and are incorporated herein by reference.

      (b) Pro forma financial information. The pro forma financial statements required by this item 9.01 are hereby filed as Exhibit 2 to this amendment to the Form 8-K current report and are incorporated herein by reference.

      (c) Exhibits.

      None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2005

                                       LOCAL TELECOM SYSTEMS, INC.


                                       By: /s/ William R. Miertschin
                                           -------------------------
                                           William R. Miertschin
                                           Chief Executive Officer and President